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                                                                    Exhibit 10.2

                                    Exhibit A to Director Stock Option Agreement

           STOCKHOLDER'S AGREEMENT, dated as of [_____], 1999, between The Yankee Candle Company, Inc., a Massachusetts corporation (the "Company"), and the undersigned (the "Director"), who was granted the right and option (the "Option") to acquire shares of Common Stock, par value $0.01 per share, of the Company pursuant to the terms and conditions of a Stock Option Agreement, dated as of ____, 1999 between the Company and the Director (the "Option Agreement").

           WHEREAS, the Director was at the time of the grant of the Option a member of the Board of Directors of the Company;

           WHEREAS, Forstmann Little & Co. Equity Partnership-V, L.P., a Delaware limited partnership ("Equity-V"), and Forstmann Little & Co. Subordinated Debt and Equity Management Buyout Partnership-V, L.P., a Delaware limited partnership ("MBO-VI"), own an aggregate of [ ] shares of Common Stock, par value $0.01 per share, of the Company;

           WHEREAS, the Option Agreement requires the Director to enter into a Stockholder's Agreement upon and as a condition to the exercise of the Option;

           WHEREAS, the Director wishes to exercise the Option to acquire shares of Common Stock; and

           WHEREAS, the Director and the Company wish to provide for certain arrangements with respect to the Director's rights to hold and dispose of the shares of Common Stock acquired by the Director upon exercise of the Option.

           NOW, THEREFORE, the parties hereto agree as follows:

1. DEFINITIONS; EXERCISE OF OPTION.

           1.1 DEFINITIONS; RULES OF CONSTRUCTION.

                (a) The following terms, as used herein, shall have the following meanings:

                "Act" shall mean the Securities Act of 1933, as amended.
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                "Affiliate" shall mean, with respect to any Person, any other
Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person.

                "Affiliate Securities" shall mean any securities issued by an Affiliate of the Company.

                "Agreement" shall mean this Stockholder's Agreement, as amended, supplemented or modified from time to time.

                "Book Value of the Company" shall mean the sum of (x) the total assets minus the total liabilities of the Company on a consolidated basis, plus
(y) the amount of any reduction in stockholders' equity resulting from the application of EITF Issue Summary No. 88-16, Basis in Leveraged Buyouts, as of the Valuation Date, plus (z) the amount of accumulated amortization of that portion of the purchase price paid for the Company by the FL & Co. Companies that was allocated to goodwill, excluding other acquired identified intangible assets. For purposes of calculating the Book Value of the Company and the Book Value Per Share, (i) all options and other rights to acquire equity interests in the Company outstanding immediately prior to the date of the Repurchase Notice or exercised between the Valuation Date and the date of the Repurchase Notice shall be deemed to have been exercised on the Valuation Date, and (ii) the number of outstanding shares on the Valuation Date shall be increased by the number of shares subject to each such option or other right and the assets of the Company shall be increased by the aggregate exercise price payable in respect of the exercise of each such option or other right (with respect to clauses (i) and (ii), in the case of any such option or other right, unless the effect thereof would be to increase the Book Value Per Share).

                "Book Value Per Share" shall mean the amount which would be payable on the Valuation Date in respect of one share of Common Stock in the event of a dissolution, liquidation or winding-up of the affairs of the Company if the amount of assets available for distribution in the event of such dissolution, liquidation or winding-up with respect to all shares of capital stock of the Company outstanding (or deemed to be outstanding, as set forth in the definition of "Book Value of the Company") on the Valuation Date were equal to the Book Value of the Company. In the event there has been a Stock Dividend after the Valuation Date and prior to the date of the Repurchase Notice, the number of shares outstanding for purposes of determining Book Value Per Share shall be the number of shares that would have been outstanding immediately after the Stock Dividend on the Valuation Date had the Stock Dividend occurred on the Valuation Date.


                                      -2-
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                "Capital Transaction" shall mean any Stock Dividend,
recapitalization (including, without limitation, any special dividend or distribution), reclassification, spin-off, partial liquidation or similar capital adjustments (including, without limitation, through merger or consolidation).

                "Common Stock" shall mean the Common Stock, par value $0.01 per share, of the Company. There shall be included within the term Common Stock any Common Stock now or hereafter authorized to be issued, and any and all securities of any kind whatsoever of the Company which may be issued after the date hereof in respect of, or in exchange for, shares of Common Stock pursuant to a Capital Transaction or otherwise.

                "Company" shall mean The Yankee Candle Company, Inc., a Massachusetts corporation, and shall include any successor thereto by merger, consolidation, acquisition of substantially all the assets thereof, or otherwise.

                "Competing Operations" shall have the meaning ascribed to such term in the definition of Competitive Activity.

                "Competitive Activity" shall mean engaging in any of the following activities: (i) serving as a director of any Competitor; (ii) directly or indirectly (X) controlling any Competitor or (Y) owning any equity or debt interests in any Competitor (other than equity or debt interests which are publicly traded and do not exceed 2% of the particular class of interests then outstanding) (it being understood that, if any such interests in any Competitor are owned by an investment vehicle or other entity in which the Director owns an equity interest, a portion of the interests in such Competitor owned by such entity shall be attributed to the Director, such portion determined by applying the percentage of the equity interest in such entity owned by the Director to the interests in such Competitor owned by such entity); (iii) directly or indirectly soliciting, diverting, taking away, appropriating or otherwise interfering with any of the customers or suppliers of the Company or any Affiliate of the Company; or (iv) employment by (including serving as an officer or director of), or providing consulting services to, any Competitor; provided, however, that if the Competitor has more than one discrete and readily distinguishable part of its business, employment by or providing consulting services to any Competitor shall be Competitive Activity only if (1) his or her employment duties are at or involving the part of the Competitor's business that competes with any of the businesses conducted by the Company or any of its subsidiaries (the "Competing Operations"), including serving in a capacity where any person at the Competing Operations reports to the Director, or (2) the consulting services are provided to or involve the Competing Operations. For purposes of this definition, the term "control" means the possession, directly or indirectly, of the power to direct or cause


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the direction of the management and policies of any Competitor, whether through the ownership of equity or debt interests, by contract or otherwise.

                "Competitor" shall mean any Person that engages either directly or indirectly in the candle business.

                "Equity-V" shall have the meaning ascribed to such term in the second "Whereas" clause hereof.

                "Expenses of Sale" shall mean all expenses incurred by the FL & Co. Companies in connection with the sale of the shares of the selling stockholders pursuant to Section 2.2, 2.3 or 2.4 hereof to the extent that such expenses are not paid or reimbursed by the Company.

                "FL & Co. Companies" shall mean the collective reference to Equity-V and MBO-VI.

                "Legal Representative" shall mean the guardian, executor, administrator or other legal representative of the Director. All references herein to the Director shall be deemed to include references to the Director's Legal Representative, if any, unless the context otherwise requires.

                "Litigation" shall mean any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby.

                "MBO-VI" shall have the meaning ascribed to such term in the second "Whereas" clause hereof.

                "Option" and "Option Agreement" shall have the respective meanings ascribed to such terms in the first paragraph hereof.

                "Permitted Transferee" shall have the meaning ascribed to such term in Section 2.1(b) hereof.

                "Person" shall mean an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                "Prohibited Activity" shall have the meaning ascribed to such term in Section 4.1 hereof.


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                "Release Date" shall mean the date on which the FL & Co.
Companies and their Affiliates shall cease to own in the aggregate directly or indirectly at least 20 percent of the then outstanding securities of the Company having the power to vote in the election of directors of the Company.

                "Representative" shall have the meaning ascribed to such term in
Section 5.12(b).

                "Repurchase Notice" shall have the meaning ascribed to such term in Section 4.2 hereof.

                "Sale Obligations" shall mean any liabilities and obligations (including liabilities and obligations for indemnification, amounts paid into escrow and post-closing adjustments) incurred by the selling stockholders in connection with the sale of their shares pursuant to Section 2.2, 2.3 or 2.4 hereof.

                "Section 2.2 Notice" shall have the meaning ascribed to such term in Section 2.2(a) hereof.

                "Section 2.3 Notice" shall have the meaning ascribed to such term in Section 2.3(a) hereof.

                "Stock Dividend" shall mean any stock split, stock dividend or reverse stock split or similar transaction which changes the number of outstanding shares of capital stock of the Company.

                "Terminated" or "Termination" shall mean that the Director's service as a director the Company shall have ceased for any reason whatsoever (including by reason of death, permanent disability or adjudicated incompetency).

                "Third Party" shall mean any Person other than any of the FL & Co. Companies or an Affiliate or a partner of any of the FL & Co. Companies or an Affiliate of such partner.

                "Transaction" shall mean any sale pursuant to Section 2.2, 2.3 or 2.4 hereof.

                "Valuation Date" shall mean the last day of the fiscal year of the Company immediately preceding the fiscal year in which the Director's service with the Company as a director is Terminated.


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                (b) In this Agreement, unless the context otherwise requires, words in the singular number or in the plural number shall each include the singular number and the plural number.

           1.2. ACQUISITION OF COMMON STOCK. The Director hereby elects to exercise the Option in respect of the shares of Common Stock set forth in Annex A hereto. Promptly upon payment in full of the exercise price for the shares of Common Stock in respect of which the Option is being exercised and full compliance by the Director with the terms of the Option Agreement and Section 5.12(a)(ii) hereof, the Company shall promptly issue a stock certificate in the name of the Director representing the shares of Common Stock in respect of which the Option is being exercised and shall enter the Director's name on the books of the Company as the stockholder of record of such shares of Common Stock.

2. RIGHTS AND RESTRICTIONS ON COMMON STOCK.

           2.1 NO SALE OR TRANSFER.

                 (a) The Director shall not sell, transfer, assign, exchange, pledge, encumber or otherwise dispose of any shares of Common Stock acquired pursuant hereto or otherwise subject to this Agreement or grant any option or right to purchase such shares or any legal or beneficial interest therein, except in accordance with the provisions of this Agreement.

                 (b) The Director may transfer any shares of Common Stock acquired hereunder or otherwise subject to this Agreement by will, but only to:

                       (i) any spouse, parent, child (whether natural or adopted), brother or sister of the Director, or

                       (ii) any corporation or partnership which is controlled by any spouse, parent, child (whether natural or adopted), brother or sister of the Director

(the person or persons to which shares of Common Stock are transferred in accordance with this Section 2.1(b) being herein referred to as the "Permitted Transferee"); provided, that, for any transfer to the Permitted Transferee to be effective hereunder, the Permitted Transferee shall agree in writing to be bound by all the terms of this Agreement applicable to the Director (including, without limitation, Section 5.12(b) hereof) as if the Permitted Transferee originally had been a party hereto; and provided, further, that all of the stockholders of any Permitted Transferee that is a corporation and


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all of the partners of any Permitted Transferee that is a partnership shall agree with the Company in writing not to transfer any shares they then own or may hereafter acquire in the corporate Permitted Transferee or any partnership interests they then own or may hereafter acquire in the partnership Permitted Transferee except to a person described in paragraph (i) or (ii) above that has made the same agreement in writing to the Company, so long as the corporate or partnership Permitted Transferee shall own any shares of Common Stock. Any reference herein to the Director shall also be to the Permitted Transferee from and after the date the transfer is effected in accordance with this Section 2.1(b). Without limiting the generality of the foregoing, the provisions of
Section 4.2 hereof shall be likewise applicable to any Permitted Transferee, commencing upon the date that such Person becomes a Permitted Transferee, for the respective periods they would have applied to the Director.

           2.2 PARTICIPATION IN SALE OF COMMON STOCK. The Director, at the Director's option, may participate proportionately (and the FL & Co. Companies shall allow the Director to participate proportionately) in any sale (other than a public offering, which shall be governed by Section 2.3 hereof) of all or a portion of the shares of Common Stock owned by either of the FL & Co. Companies to any Third Party by selling to the Third Party the same percentage of the Director's shares of Common Stock as the FL & Co. Companies propose to sell of their shares to the Third Party (determined on the basis of the aggregate number of such shares of Common Stock owned, and the aggregate number of such shares being sold, by the FL & Co. Companies). For purposes of determining the number of shares of Common Stock in respect of which the Director may participate in such sale pursuant to this Section 2.2, the Director shall be deemed to own the shares of Common Stock acquired upon exercise of the Option at any time plus (a) if, at the time of such sale, the Director is still serving as a director of the Company, the shares of Common Stock subject to any then unexercised portion of the Option, if any, or (b) if, at the time of such sale, the Director has ceased to serve as a director of the Company but has not yet exercised the Option pursuant to Section 6.2(b) of the Option Agreement, the shares of Common Stock issuable upon exercise of the portion of the Option that is exercisable pursuant to Sections 6.2(b) and 4.1 of the Option Agreement, if any. The Company shall notify the Director in writing of the FL & Co. Companies' intention to effect such a sale to a Third Party and the nature and per share amount of consideration to be paid by such Third Party at least 10 days, or such shorter time as the Company deems practicable, before the closing of any such proposed sale of shares of Common Stock (the "Section 2.2 Notice"), and the Director shall notify the Company in writing within five days after receipt of the
Section 2.2 Notice of his or her intention to participate in such sale, including the number of shares of Common Stock with respect to which he or she will so participate. Any failure by the Director to so notify the Company within such five-day period shall be deemed an election by the Director not to participate in such sale


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with respect to any of his or her shares. Any sale of shares of Common Stock by the Director pursuant to this Section 2.2 shall be for the same consideration per share, on the same terms and subject to the same conditions as the sale of shares of Common Stock owned by the FL & Co. Companies. If the Director sells any shares of Common Stock pursuant to this Section 2.2, the Director shall pay and be responsible for the Director's proportionate share of the Expenses of Sale and the Sale Obligations.

           2.3 PUBLIC OFFERING OF COMMON STOCK.

                 (a) If the FL & Co. Companies propose to sell all or any portion of the shares of Common Stock owned by the FL & Co. Companies in a public offering, the Director shall be entitled and required to participate in such public offering by selling in the public offering the same percentage of the Director's shares of Common Stock as the FL & Co. Companies propose to sell of their shares in the public offering (determined on the basis of the aggregate number of shares of Common Stock owned, and the aggregate number of such shares being sold, by the FL & Co. Companies). For purposes of determining the number of shares of Common Stock in respect of which the Director may participate in such public offering pursuant to this Section 2.3, the Director shall be deemed to own the shares of Common Stock acquired upon exercise of the Option at any time plus (a) if, at the time of such sale, the Director is still serving as a director of the Company, the shares of Common Stock subject to any then unexercised portion of the Option, if any, or (b) if, at the time of such sale, the Director has ceased to serve as a director of the Company but has not yet exercised the Option pursuant to Section 6.2(b) of the Option Agreement, the shares of Common Stock issuable upon exercise of the portion of the Option that is exercisable pursuant to Sections 6.2(b) and 4.1 of the Option Agreement, if any. The Company shall notify the Director in writing of the FL & Co. Companies' intention to effect such public offering at least 10 days, or such shorter time as the Company deems practicable, before the filing with the Securities and Exchange Commission of the registration statement relating to such public offering (the "Section 2.3 Notice") and shall cause the Director's shares to be sold in such public offering to be included therein. The Director shall notify the Company in writing within five days after receipt of the Section 2.3 Notice of his or her intention to participate in such public offering, including the number of shares of Common Stock with respect to which he or she will so participate. Any failure by the Director to so notify the Company within such five-day period shall be deemed an election by the Director not to participate in such public offering with respect to any of his or her shares. If the Director sells any shares of Common Stock pursuant to this Section 2.3, the Director shall pay and be responsible for the Director's proportionate share of the Expenses of Sale and the Sale Obligations, including, without limitation, indemnifying the underwriters of such public offering, on a proportionate basis, to the same extent as the FL & Co. Companies are required to indemnify such underwriters.


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

                (b) In connection with any proposed public offering of securities of the Company, whether by any of the FL & Co. Companies or the Company or otherwise, the Director agrees (i) to supply any information reasonably requested by the Company in connection with the preparation of a registration statement and/or any other documents relating to such public offering, and (ii) to execute and deliver any agreements and instruments reasonably requested by the Company to effectuate such public offering, including, without limitation, an underwriting agreement, a custody agreement and a "hold back" agreement pursuant to which the Director will agree not to sell or purchase any securities of the Company (whether or not such securities are otherwise governed by this Agreement) for the same period of time following the public offering as is agreed to by the FL & Co. Companies with respect to themselves. If the Company requests that the Director take any of the actions referred to in clause (i) or (ii) of the previous sentence, the Director shall take such action promptly but in any event within five days following the date of such request.

           2.4 REQUIRED PARTICIPATION IN SALE OF COMMON STOCK BY THE FL & CO. Companies. Notwithstanding any other provision of this Agreement to the contrary, if the FL & Co. Companies shall propose to sell (including by exchange, in a business combination or otherwise) all or any portion of their shares of Common Stock in a bona fide arm's-length transaction, the FL & Co. Companies, at their option, may require that the Director sell the same percentage of the Director's shares of Common Stock as the FL & Co. Companies propose to sell of their shares in the transaction (determined on the basis of the aggregate number of shares of Common Stock owned, and the aggregate number of such shares then being sold, by the FL & Co. Companies) for the same consideration per share, on the same terms and subject to the same conditions in the same transaction and, if stockholder approval of the transaction is required and the Director is entitled to vote thereon, that the Director vote the Director's shares in favor thereof. For purposes of determining the number of shares of Common Stock in respect of which the Director is to participate in such sale pursuant to this Section 2.4, the Director shall be deemed to own the shares of Common Stock acquired upon exercise of the Option at any time plus (a) if, at the time of such sale, the Director is still serving as a director of the Company, the shares of Common Stock subject to any then unexercised portion of the Option, if any, or (b) if, at the time of such sale, the Director has ceased to serve as a director of the Company but has not yet exercised the Option pursuant to Section 6.2(b) of the Option Agreement, the shares of Common Stock issuable upon exercise of the portion of the Option that is exercisable pursuant to Sections 6.2(b) and 4.1 of the Option Agreement, if any. If the Director sells any shares pursuant to this Section 2.4, the Director shall pay and be responsible for the Director's proportionate share of the Expenses of Sale and the Sale Obligations.


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           2.5 TERMINATION OF RESTRICTIONS AND RIGHTS. Notwithstanding any other provision of this Agreement to the contrary, but subject to the restrictions of all applicable federal and state securities laws, including the restrictions in this Agreement relating thereto, from and after the Release Date any and all shares of Common Stock owned by the Director (a) may be sold, transferred, assigned, exchanged, pledged, encumbered or otherwise disposed of (and the Director may grant any option or right to purchase such shares or any legal or beneficial interest therein, or may continue to hold such shares), free of the restrictions contained in this Agreement and (b) shall no longer be entitled to any of the rights contained in this Agreement. Without limiting the generality of the foregoing, from and after the Release Date, the provisions of Articles 2 and 4 (other than this Section 2.5 and Sections 4.1(a), 4.1(b) and 4.1(c) hereof) shall terminate and have no further force or effect.

3. STOCK CERTIFICATE LEGEND AND INVESTMENT REPRESENTATIONS; OTHER
REPRESENTATIONS.

           3.1 LEGEND. All certificates representing shares of Common Stock acquired hereunder or otherwise subject to this Agreement (unless registered under the Act) shall bear the following legend:

                 "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or any securities regulatory authority of any state, and may not be sold, transferred, assigned, exchanged, pledged, encumbered or otherwise disposed of except in compliance with all applicable securities laws and except in accordance with the provisions of a Stockholder's Agreement with the Company, a copy of which is available for inspection at the offices of the Company."

           3.2 REPRESENTATIONS OF THE DIRECTOR. The Director represents and warrants that: (a) the Director understands that (i) the offer and sale of shares of Common Stock in accordance with this Agreement have not been and will not be registered under the Act, and it is the intention of the parties hereto that the offer and sale of the securities be exempt from registration under the Act and the rules promulgated thereunder by the Securities and Exchange Commission; and (ii) the shares of Common Stock being acquired hereunder cannot be sold, transferred, assigned, exchanged, pledged, encumbered or otherwise disposed of unless they are registered under the Act or an exemption from registration is available; (b) the Director is acquiring the shares of Common Stock being acquired hereunder for investment for the Director's own account and not with a view to the distribution thereof; (c) the Director will not, directly or indirectly, sell, transfer, assign, exchange, pledge, encumber or

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otherwise dispose of any shares of Common Stock being acquired hereunder except in accordance with this Agreement; (d) the Director has, or the Director together with the Director's advisers, if any, have, such knowledge and experience in financial and business matters that the Director is, or the Director together with the Director's advisers, if any, are, and will be capable of evaluating the merits and risks relating to the Director's acquisition of shares of Common Stock under this Agreement; (e) the Director has been given the opportunity to obtain information and documents relating to the Company and to ask questions of and receive answers from representatives of the Company concerning the Company and the Director's investment in the Common Stock; (f) the Director's decision to invest in the Company has been based upon independent investigations made by the Director and the Director's advisers, if any; (g) the Director is able to bear the economic risk of a total loss of the Director's investment in the Company; and (h) the Director has adequate means of providing for the Director's current needs and foreseeable personal contingencies and has no need for the Director's investment in the Common Stock to be liquid.

4. PROHIBITED ACTIVITIES.

           4.1 PROHIBITION AGAINST CERTAIN ACTIVITIES. The Director agrees that
(a) the Director will not, at any time while serving as a director of the Company (other than in the course of such employment) or for two years following a Termination, directly or indirectly disclose or furnish to any other Person or use for the Director's own or any other Person's account any confidential or proprietary knowledge or information or any other information which is not a matter of public knowledge and which was obtained while serving as a director of, or otherwise performing of services for, the Company or any Affiliate thereof, and the Director shall retain all such knowledge and information in trust for the benefit of the Company, its Affiliates and the successors and assigns of any of them, (b) the Director will not, at any time while serving as a director of the Company (other than in the course of such employment) or for two years following a Termination, directly or indirectly solicit for employment, including without limitation recommending to any subsequent employer the solicitation for employment of, any employee of the Company or any Affiliate thereof, and (c) the Director will not breach the provisions of Section 2.1 hereof (any activity prohibited by clause (a), (b) or (c) of this Section 4.1 being referred to as a "Prohibited Activity").

           4.2 RIGHT TO PURCHASE SHARES. The Director understands and agrees that the Company has granted to the Director the right to acquire shares of Common Stock to reward the Director for the Director's future efforts and loyalty to the Company and its Affiliates by giving the Director the opportunity to participate in the potential future appreciation of the Company. Accordingly, if the Director engages in any Prohibited Activity, then, in addition to any other rights and remedies available to the Company, the Company shall be entitled, at its option, exercisable by written notice (the "Repurchase Notice") to the Director, to purchase all of the shares of Common Stock then held by the Director. In addition, if, at any time during the Director's service as a director of the Company or during the two years following a Termination, the Director engages in any Competitive Activity, the Company shall be entitled, at its option, exercisable by delivery of the Repurchase Notice to the Director, to purchase all of the shares of Common Stock then held by the Director.

           4.3 PURCHASE PRICE; CLOSING. The purchase price per share of the shares of Common Stock purchased pursuant to this Article 4 shall be equal to the lesser of (a) $[_____] (adjusted to reflect any Capital Transaction effected after the date hereof and prior to the date of the Repurchase Notice) and (b) the Book Value Per Share. The closing of such purchase shall take place at the principal office of the Company 10 days following the date of the Repurchase Notice, except that if the Company is prohibited from repurchasing any shares of Common Stock pursuant to this Article 4 by any contractual obligation of the Company or any of its Affiliates or by applicable law, the closing of such purchase shall take place on the first practicable date on which the Company is permitted to purchase such shares. At such closing, the Director shall sell, convey, transfer, assign and deliver to the Company all right, title and interest in and to the shares of Common Stock being purchased by the Company, which shall constitute (and, at the closing, the Director shall certify the same to the Company in writing) good and unencumbered title to such shares, free and clear of all liens, security interests, encumbrances and adverse claims of any kind and nature (other than those in favor of the Company and the FL & Co. Companies pursuant to this Agreement), and shall deliver to the Company the certificates representing the shares duly endorsed for transfer, or accompanied by appropriate stock transfer powers duly executed, and with all necessary transfer tax stamps affixed thereto at the expense of the Director, and the Company shall deliver to the Director, in full payment of the purchase price payable pursuant to this Section 4.3 for the shares of Common Stock purchased, a check payable to the order of the Director in the amount of the aggregate purchase price for the shares purchased. Notwithstanding anything herein to the contrary, from and after the date of the Repurchase Notice, the Director shall not have any rights with respect to any shares of Common Stock which the Director is required to sell to the Company pursuant to this Article 4 (including any rights pursuant to Section 2.2 or 2.3 hereof), except to receive the purchase price therefor.

           4.4 TRANSACTION PROCEEDS. Notwithstanding anything to the contrary set forth in Section 2.2, 2.3 or 2.4 hereof, if at the time of a Transaction in which the Director is participating, the Company is entitled to purchase the Director's shares of Common Stock pursuant to this Article 4, and if the purchase price per share for a purchase pursuant to this Article 4 would be less than the proceeds per share to the

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Director from such Transaction, then the Director shall be entitled to receive only the aggregate purchase price payable under this Article 4, with the balance of the proceeds of sale in the Transaction being remitted to the other stockholders of the Company participating in such Transaction pro rata in accordance with their respective participation in such Transaction.

5. MISCELLANEOUS.

           5.1 DISTRIBUTIONS. In the event of any dividend, distribution or exchange paid or made in respect of the Common Stock consisting of Affiliate Securities, (a) the restrictions and rights with respect to the Common Stock that are contained in this Agreement shall be applicable to the Affiliate Securities without further action of the parties (with the references to Common Stock being deemed references to the Affiliate Securities and the references to the Company being deemed references to the Affiliate), and (b) as a condition precedent to the receipt of the Affiliate Securities by the Director, the Director shall enter into a stockholder's agreement containing substantially equivalent terms with respect to the Affiliate Securities (but reflecting the economics of the dividend, distribution or exchange and the capitalization of the Affiliate) as are contained herein. The Board of Directors of the Company, in good faith, shall determine such terms and its determination shall be final and binding on the Director.

           5.2 FURTHER ASSURANCES. Each party hereto shall do and perform or cause to be done and performed all further acts and things and shall execute and deliver all other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

           5.3 GOVERNING LAW. This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without giving effect to the principles of conflicts of law thereof.

           5.4 SPECIFIC PERFORMANCE. The parties hereto acknowledge that there will be no adequate remedy at law for a violation of any of the provisions of this Agreement and that, in addition to any other remedies which may be available, all of the provisions of this Agreement shall be specifically enforceable in accordance with their respective terms.

           5.5 INVALIDITY OF PROVISIONS. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction. If any provision of this Agreement is held unlawful or unenforceable in any respect, such provision shall be revised or applied in a manner that renders it lawful and enforceable to the fullest extent possible.

           5.6 NOTICE. All notices and other communications hereunder shall be in writing and, unless otherwise provided herein, shall be deemed to have been given when received by the party to whom such notice is to be given at its address set forth below, or such other address for the party as shall be specified by notice given pursuant hereto:

                (a)  If to the Company, to:

                     The Yankee Candle Company, Inc.
                     102 Christian Lane
                     Whately, MA  01093
                     Attention: President

                     with a copy to:

                     Forstmann Little & Co. Equity Partnership-V, L.P. 767 Fifth Avenue, 44th Floor
                     New York, New York  10153
                     Attention:  Ms. Sandra J. Horbach

                (b) If to the Director, to the address set forth below the Director's signature, and if to the Legal Representative, to such Person at the address of which the Company is notified in accordance with this Section 5.6.

           5.7 BINDING EFFECT. This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, legal representatives, successors and assigns. In addition, each of the FL & Co. Companies shall be a third party beneficiary of this Agreement and shall be entitled to enforce this Agreement.

           5.8 AMENDMENT AND MODIFICATION. This Agreement may be amended, modified or supplemented only by written agreement of the party against whom enforcement of such amendment, modification or supplement is sought.

           5.9 HEADINGS; EXECUTION IN COUNTERPARTS. The headings and captions contained herein are for convenience only and shall not control or affect the meaning or construction of any provision hereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and which together shall constitute one and the same instrument.

           5.10 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

           5.11 WITHHOLDING. The Company shall have the right to deduct from any amount payable under this Agreement any taxes or other amounts required by applicable law to be withheld. The Director agrees to indemnify the Company against any Federal, state and local withholding taxes for which the Company may be liable in connection with the Director's acquisition, ownership or disposition of any Common Stock.

           5.12 POSSESSION OF CERTIFICATES; POWER OF ATTORNEY.

                (a) In order to provide for the safekeeping of the certificates representing the shares of Common Stock acquired by the Director pursuant hereto or otherwise subject to this Agreement and to facilitate the enforcement of the terms and conditions hereof, (i) the Company shall retain physical possession of all certificates representing shares of Common Stock issued to the Director, and
(ii) concurrently with the Director's execution and delivery to the Company of this Agreement, the Director shall deliver to the Company an undated stock power, duly executed in blank, for each such certificate. The Director shall be relieved of any obligation otherwise imposed by this Agreement to deliver certificates representing shares of Common Stock if the same are in the custody of the Company.

                (b) The Director hereby irrevocably appoints the FL & Co. Companies, and each of them (individually and collectively, the "Representative"), the Director's true and lawful agent and attorney-in-fact, with full powers of substitution, to act in the Director's name, place and stead, to do or refrain from doing all such acts and things, and to execute and deliver all such documents, as the Representative shall deem necessary or appropriate in connection with a public offering of securities of the Company or a sale pursuant to Section 2.2, 2.3 or 2.4 hereof, including, without in any way limiting the generality of the foregoing, in the case of a sale pursuant to
Section 2.2 or 2.4 hereof, to execute and deliver on behalf of the Director a purchase and sale agreement and any other agreements and documents that the Representative deems necessary in connection with any such sale, and in the case of a public offering, to execute and deliver on behalf of the Director an underwriting agreement, a "hold back" agreement, a custody agreement, and any other agreements and documents that the Representative deems necessary in connection with any such public offering, and in the case of any sale pursuant to Section 2.2 or 2.4 hereof and any public offering pursuant to

Section 2.3(a) hereof, to receive on behalf of the Director the proceeds of the sale or public offering of the Director's shares, to hold back from any such proceeds any amount that the Representative deems necessary to reserve against the Director's share of any Expenses of Sale and Sale Obligations and to pay such Expenses of Sale and Sale Obligations. The Director hereby ratifies and confirms all that the Representative shall do or cause to be done by virtue of its appointment as the Director's agent and attorney-in-fact. In acting for the Director pursuant to the appointment set forth in this Section 5.12(b), the Representative shall not be responsible to the Director for any loss or damage the Director may suffer by reason of the performance by the Representative of its duties under this Agreement, except for loss or damage arising from willful violation of law or gross negligence by the Representative in the performance of its duties hereunder. The appointment of the Representative shall be deemed coupled with an interest and as such shall be irrevocable and shall survive the death, incompetency, mental illness or insanity of the Director, and any person dealing with the Representative may conclusively and absolutely rely, without inquiry, upon any act of the Representative as the act of the Director in all matters referred to in this Section 5.12(b).

           5.13 CONSENT TO JURISDICTION. Each party hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York and of the United States of America, in each case located in the County of New York, for any Litigation (and agrees not to commence any Litigation except in any such court), and further agrees that service of process, summons, notice or document by U.S. registered mail to such party's respective address set forth in Section 5.6 hereof shall be effective service of process for any Litigation brought against such party in any such court. Each party hereby irrevocably and unconditionally waives any objection to the laying of venue of any Litigation in the courts of the State of New York or of the United States of America, in each case located in the County of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any Litigation brought in any such court has been brought in an inconvenient forum.

           IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto, all as of the date first above written.


DIRECTOR                               THE YANKEE CANDLE
                                       COMPANY, INC.


______________________________         By: ______________________________
Name:                                      Name:
Address:                                   Title:

The undersigned hereby agree to be bound by the provisions of Sections 2.2 and
2.3 of the foregoing Agreement.


                                 FORSTMANN LITTLE & CO. EQUITY
                                 PARTNERSHIP-V, L.P.

                                 By: FLC XXX Partnership,
                                     its general partner


                                     By: ____________________________
                                         __________________,
                                         a general partner


                                 FORSTMANN LITTLE & CO. SUBORDINATED
                                 DEBT AND EQUITY MANAGEMENT
                                 BUYOUT PARTNERSHIP-VI, L.P.

                                 By: FLC XXIX Partnership,
                                     its general partner


                                     By: ___________________________
                                         __________________,
                                         a general partner

           The undersigned acknowledges that the undersigned has read the foregoing Agreement between The Yankee Candle Company, Inc. and the undersigned's spouse, understands that the undersigned's spouse has acquired shares of Common Stock of The Yankee Candle Company, Inc. as reflected in such Agreement and agrees to be bound by the foregoing Agreement.


                                 ---------------------------
                                 Director's Spouse
                                 (if applicable)

                                     ANNEX A

                     Number of Shares in              Cumulative Number of
                     Respect of Which Option          Shares Subject to the
                     Is Being Exercised on            Stockholder's Agreement
Date                 the Date Indicated               on the Date Indicated
----                 -----------------------          -----------------------


                                      -20-